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                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement on Form S-3/A (File Nos. 333-82124-01 and 333-82124-04) of Mediacom LLC and Mediacom Capital Corporation of our report dated February 24, 2003 relating to the financial statements and financial statement schedule which is included in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 28, 2003